-------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
-------------------------------------------------------------------------------




                                                                January 31, 1998




Dear Trust Shareholder:

      U.S. fixed income investors have been rewarded with solid total returns over the past twelve months ended December 31, 1997, as low inflation despite strong economic growth drove Treasury yields lower.

      The economy has shown some signs of slowing, which BlackRock expects may persist as recessions in the emerging Asian economies and Japan will moderate U.S. growth. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      There are exciting developments occurring at BlackRock that we would like to share with you. As you may know, BlackRock was acquired by PNC Bank, N.A. in 1995. In early 1998 the five investment management firms that comprise the PNC Asset Management Group were consolidated under the BlackRock umbrella. This will result in BlackRock Inc. becoming a $100 billion money management firm ranking it among the 25 largest in the country. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.



Sincerely,



/s/Laurence D. Fink                                    /s/Ralph L. Schlosstein
-------------------                                    -----------------------
Laurence D. Fink                                          Ralph L. Schlosstein
Chairman                                                  President

                                                                January 31, 1998

Dear Shareholder:

      We are pleased to present the annual report for The BlackRockTarget Term Trust Inc. ("the Trust") for the year ended December 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BTT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2000 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV over the period:



                                        12/31/97      12/31/96        CHANGE          HIGH           LOW
                                        --------      --------        ------         ------         ------
  STOCK PRICE                             $9.31        $8.875          4.90%         $9.375         $8.75
  NET ASSET VALUE (NAV)                   $9.89        $9.82           0.71%         $9.84          $9.66
  5-Year U.S. Treasury Note               5.71%         6.21%         -50 bp          6.86%          5.68%


THE FIXED INCOME MARKETS

      The U.S. economy exhibited strong growth and low inflation during 1997, pushing bond yields below 6% for the first time since early 1996. Fueled by increased consumer spending and low unemployment, growth was robust. The primary inflation indicators, consumer and producer prices, remained dormant throughout the period and unemployment rate remained low. After increasing the Fed Funds Rate to 5.50% in March, the Federal Reserve left the rate unchanged for the remainder of the year, as the combination of slowing domestic growth and the economic turmoil in Asia threatened to exert deflationary pressures on the U.S. economy.

      The positive momentum has continued into the early days of 1998 based, in part, on the possibility of early elimination of the budget deficit and on comments by Fed Chairman Greenspan that deflation was an issue. New home sales recently hit a new cyclical peak, the employment picture remains very strong and consumer confidence and spending remain high. Despite the strong growth, current and future inflation both appear to be controlled.

      The market for mortgage-backed securities (MBS) outperformed U.S. Treasuries for the twelve months ended December 31, 1997. For the period, the MBS market as measured by the Lehman Brothers Mortgage Index posted a 9.48% total return versus the 9.20% return of the Merrill Lynch 5-7 Year Treasury Index. Demand for mortgage securities was largely concentrated in the first half of 1997, when MBS decisively outperformed Treasuries due to low interest rate volatility and relatively stable mortgage prepayment activity. However, mortgage rates fell below the critical 7% threshold toward year-end, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities.

      A three-year trend of positive performance for investment grade corporates ended abruptly in the fourth quarter of 1997 due to the Asian crisis. The financial turmoil in Asia caused a decline in credit quality ratings and created selling pressure for Asian Yankee bonds. Domestic corporate bonds fared better, but the potential for lower corporate earnings and a large influx of new issues into the market caused yields to rise. As a result, corporates underperformed Treasuries in 1997 for only the second time in the past decade. With the U.S. economy remaining firm, domestic corporate bond fundamentals remain fairly positive. At wider spread levels, we see value in higher rated and improving domestic credits.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market strategy and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1996 asset composition.


                         THE BLACKROCK TARGET TERM TRUST INC.


     COMPOSITION                            DECEMBER 31, 1997  DECEMBER 31, 1996
   -----------------------------------------------------------------------------
   Taxable Zero-Coupon Bonds                      57%                55%
   Corporate Bonds                                13%                14%
   U.S. Government Securities                      6%                 3%
   Mortgage Pass-Throughs                          6%                11%
   Stripped Mortgage-Backed Securities             5%                 6%
   Asset-Backed Securities                         4%                 3%
   Taxable Municipal Bonds                         3%                 2%
   Non-Agency Multiple Class Pass-Throughs         3%                 4%
   Agency Multiple Class Pass-Throughs             1%                 1%
   Inverse Floating Rate Mortgages                 1%                 0%
   Adjustable Rate Mortgages                       1%                 1%
   CMO Residuals                                   0%                 0%


                                             RATING % OF CORPORATES
                                             ----------------------
         CREDIT RATING                DECEMBER 31, 1997        DECEMBER 31, 1996
       -----------------------------------------------------------------------
       AAA or equivalent                     1%                       2%
       AA or equivalent                      8%                       9%
       A or equivalent                      51%                      47%
       BBB or equivalent                    40%                      42%


      We continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date. We believe that the Trust's stake in bullet maturity securities, particularly corporate bonds, will aid the Trust in reaching its target termination value of $10.00 per share while maintaining a relatively stable dividend stream. The Trust has been a net seller of mortgage-backed securities, whose cash flows and maturity dates can change in response to interest rate movements. Mortgage bonds tend to prepay when interest rates fall, which forces the bondholder to reinvest cash flows at lower yields. Conversely, the average maturities of mortgage bonds can extend when interest rates rise.

      We appreciate your investment in The BlackRock Target Term Trust Inc. and look forward to managing the fund to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. Additionally, you can reach us via e-mail at closedend_funds@blackrock.com

Sincerely,



/s/Robert S. Kapito                         /s/Michael P. Lustig
-------------------                         --------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


                    THE BLACKROCK TARGET TERM TRUST INC.
   -------------------------------------------------------------------

   Symbol on New York Stock Exchange:                       BTT
   Initial Offering Date:                            November 17, 1988
   Closing Stock Price as of 12/31/97:                      $9.31
   Net Asset Value as of 12/31/97:                          $9.89
   Yield on Closing Stock Price as of 12/31/97 ($9.31)1:     5.77%
   Current Monthly Distribution per Share2:                 $.04479167
   Current Annualized Distribution per Share2:              $0.5375


1 Yield on Closing Stock Price is calculated by dividing the current annualizing distribution per share and dividing it by the closing stock price per share.
2 Distribution is not constant and is subject to change.

THE BLACKROCK TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
             Principal
  Rating*     Amount                                     Value
(unaudited)   (000)       Description                   (Note 1)
--------------------------------------------------------------------------------

                    LONG-TERM INVESTMENTS--139.7%
                    MORTGAGE PASS-THROUGHS8.5%
                    Federal Home Loan Mortgage
                       Corporation,
           $ 7,680     5.00%, 11/01/00 - 5/01/01,
                          7 Year ...................... $ 7,545,752
             2,428     7.50%, 2/01/07 - 10/01/23 ......   2,488,256
            11,307     7.725%, 12/01/00, Multifamily ..  11,674,749
            18,277+    9.00%, 5/01/07, 15 Year ........  18,969,148
            19,074     9.00%, 9/01/16 .................  20,451,050
                     Federal National Mortgage
                       Association,
               326     8.00%, 10/01/09 - 3/01/23 ......     338,401
             6,765     8.025%, 7/01/00, Multifamily ...   6,872,428
            10,337     9.50%, 5/01/18 - 3/01/19 .......  11,081,244
                     Government National Mortgage
                       Association,
               580     9.00%, 6/15/09 - 4/15/13 .......     654,841
                                                        -----------
                                                         80,075,869
                                                        -----------

                     MULTIPLE CLASS MORTGAGE
                     PASS THROUGHS8.0%
AAA            354   Countrywide Funding Corp.,
                       Series 1994-10, Class A-1,
                         5/25/09 ......................     352,502
Aa2          3,000   Federal Deposit Insurance Corp.,
                       Series 1994-C1, Class 2-C,
                         9/25/25 ......................   3,089,063
                     Federal Home Loan Mortgage
                       Corporation, Multiclass Mortgage
                       Participation Certificates,
               778     Series 1240, Class 1240-H,
                         11/15/17 .....................     773,236
             2,690     Series 1425, Class 1425-G,
                         8/15/06 ......................   2,712,865
               692     Series 1453, Class 1453-S,
                         1/15/00 ......................     697,361
            11,898     Series 1480, Class 1480-VB,
                         12/15/16, (I) ................     931,163
             2,189     Series 1564, Class 1564-l,
                         5/15/07, (I) .................     196,004
             1,133     Series 1566, Class 1566-SB,
                         9/15/00, (ARM) ...............   1,058,725
             2,248     Series 1566, Class 1566-SC,
                         9/15/00, (ARM) ...............   2,115,727
               963     Series 1580, Class 1580-S,
                         9/15/00, (ARM) ...............     887,305
             5,333     Series 1700, Class 1700-B,
                         7/15/23, (P) .................   5,146,367
            11,617     Series 1702, Class 1702-PM,
                         10/15/16, (I) ................   1,037,507
                     Federal National Mortgage Association,
             1,200     Trust 1992-G39, Class G39-H,
                         5/25/03 ......................   1,207,875
            18,573     Trust 1993-11, Class 11-M,
                         2/25/08, (I) .................   2,072,963
               272     Trust 1993-13, Class 13-SA,
                         2/25/00 ......................     279,654
            11,784     Trust 1993-81, Class 81-SB,
                         6/25/00, (I) .................   1,682,684
             1,647     Trust 1993-227, Class 227-G,
                         12/25/00 .....................   1,475,310
            12,589     Trust 1993-G34, Class G34-PV,
                         2/25/17, (I) .................   1,124,913
             2,885     Trust 1993-M2, Class M2-H,
                        11/25/03 ......................   2,879,107
             3,556     Trust 1997-80, Class 80-SC,
                        4/18/08 .......................   3,726,667
AAA          6,297   First Boston Mortgage Securities
                        Corporation, Series 92-4, 7.50%,
                        Class A-4, 10/25/22 ...........   6,347,886
AAA            285   Goldman Sachs Collateralized
                        Mortgage Obligation,
                        Trust 8, Class A, 3/25/18 .....     284,890
AAA          5,000   Nomura Asset Capital Corporation,
                        Series 1993-M1, Class A1,
                        11/25/03 ......................   5,161,995
 AA          5,641   Prudential-Bache Collateralized
                        Mortgage Obligation Trust,
                        Series 10, Class 10-H,
                        4/01/19, (P) ..................   4,888,511
 A2          9,279   Resolution Trust Corporation,
                        Series 1992-C6, Class B,
                        7/25/24 .......................   9,279,080
AAA            603   Ryland Acceptance Corp.,
                        Collateralized Mortgage Bonds,
                        Series 1972, Class D, 12/01/16.     614,766
AAA         15,327   Salomon Capital Access Corp.,
                        Collateralized Mortgage
                        Obligation, Series 1986-1,
                        Class C, 9/01/15 ..............  15,752,865

                                                        -----------
                                                         75,776,991
                                                        -----------

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
             Principal
  Rating*     Amount                                     Value
(unaudited)   (000)       Description                   (Note 1)
--------------------------------------------------------------------------------
                     CORPORATE BONDS--18.0%
                     FINANCE & BANKING11.2%
Aa3        $ 5,845   Associates Corp. of North America,
                       Zero Coupon, 5/01/98 - 6/29/00 . $ 5,080,061
Baa2         7,500   Erac USA Finance Co., 144A
                       7.00%, 6/15/00 .................   7,623,407
A1          11,860   Goldman Sachs Group LP,
                       Zero Coupon, 6/15/98 - 12/15/00.  10,031,196
A2           5,000   Household Finance Corp.,
                       6.89%, 5/11/98 .................   5,016,950
                     International Lease Finance Corp.,
A1           3,000     6.30%, 11/01/99 ................   3,011,550
A1           6,000     6.625%, 4/01/99 ................   6,032,580
Baa3         3,000   Meditrust, 7.25%, 8/16/99 ........   3,048,000
A1           4,663   Meridian Bancorp, Inc.,
                       Zero Coupon, 6/15/98 - 6/15/00 .   4,051,129
Aa3          5,000   Merrill Lynch & Company, Inc.,
                       6.00%, 1/15/01 .................   4,979,050
A1           4,565   Morgan Stanley Group, Inc.,
                       Zero Coupon, 2/15/98 - 2/15/01 .   3,839,939
                     PaineWebber Group, Inc.,
BBB+         4,700     Zero Coupon, 3/01/98 - 3/01/00 .   4,163,235
BBB+         7,305     6.31%, 7/22/99 .................   7,306,146
                     Potomac Capital Investment Corp.,
BBB+         2,250     6.73%, 8/09/99 .................   2,263,580
BBB+         5,000     6.90%, 8/09/00 .................   5,056,050
A3           6,274   Provident Bank Cincinnati Ohio,
                       Zero Coupon, 6/15/98 - 12/15/00.   5,303,841
Baa1        10,550   Salomon, Inc., 6.625%,
                       6/01/00-11/30/00 ...............  10,640,264
A2           9,323   Smith Barney Holdings, Inc.,
                       Zero Coupon, 5/15/98 - 6/01/00..   8,149,147
A3          11,688   Transamerica Finance Corp.,
                       Zero Coupon, 6/01/98 - 6/01/00..  10,179,701
                                                        -----------
                                                        105,775,826
                                                        -----------
                     INDUSTRIALS--5.7%
AA           3,000   BP America, Inc.,
                       9.75%, 3/01/99 .................   3,116,914
Baa1         5,000   Columbia Gas Systems, Inc.,
                       6.39%, 11/28/00 ................   5,021,100
A1          14,435   Ford Motor Credit Co.,
                       Zero Coupon, 3/15/98 - 2/23/01 .  12,110,850
A3          10,000   General Motors Acceptance Corp.,
                       6.125%, 9/18/98 ................  10,006,794
A2           4,366   Kern River Funding, 144A**
                       6.42%, 3/31/01 .................   4,387,811
                     News America Holdings, Inc.,
Baa3        10,963     Zero Coupon, 3/01/98 - 3/01/00 .   9,780,416
Baa3           100     9.125%, 10/15/99                     104,597
BBB-         7,000   Tele Communications, Inc.,
                       7.375%, 2/15/00 ................   7,138,880
AAA          2,310   Western Minnesota Municipal
                       Power Agency,
                       Zero Coupon, 1/01/98 - 1/01/00..   2,064,994
                                                        -----------
                                                         53,732,356
                                                        -----------

                     SOVEREIGN &PROVINCIAL -- 1.1%
BBB-         5,000   Transport De Gas Del Sur,
                       7.75%, 12/23/98 ................   4,974,027
A3           5,000   Corporacion Andina De Fomento,
                       7.375%, 7/21/00 ................   5,104,950
                                                        -----------
                                                         10,078,977
                                                        -----------
                     Total Corporate Bonds ............ 169,587,159
                                                        -----------
                     ASSET-BACKED SECURITIES--6.0%
AAA          1,492   Banc One Auto Grantor Trust,
                       Series 1996-A, Class A,
                       6.10%, 10/15/02 ................   1,492,636
AAA          5,025   Chevy Chase Auto Receivables,
                       Series 1996-1, Class A,
                       6.60%, 12/15/02 ................   5,054,927
AAA          7,327   Contimortgage Home Equity Loan Trust,
                       Series 1997-4, Class A,
                       6.37%, 3/15/08 .................   7,313,288
AAA         14,650   Discover Card Master Trust,
                       Series 1994-2, Class A,
                       6.33%, 10/16/04 ................  14,746,104
AAA          4,850   Fifth Third Bank Auto Trust,
                       Series 1996-B, Class A,
                       6.45%, 3/15/02 .................   4,866,697
AAA         11,885@  Ford Credit Grantor Trust,
                       Series 1995-B, Class A,
                       5.90%, 10/15/00 ................  11,874,016
AAA          7,000   Keycorp Student Loan Trust,
                       Series 1996-A, Class A 2,
                       5.81%, 8/27/25 .................   6,936,566
AAA          4,000   Standard Credit Card Master Trust I,
                       Series 1995-3, Class A,
                       7.85%, 2/07/02 .................   4,127,480
                                                        -----------
                                                         56,411,714
                                                        -----------
                     STRIPPED MORTGAGE-BACKED
                     SECURITIES--6.7%
AAA             11   American Housing Trust,
                       Series 8, Class 8-L,
                         6/25/04, (I/O) ...............     274,422
AAA            911   DBL, Inc., Trust V, Class 1,
                         9/01/18, (P/O) ...............     722,943
           128,448   Federal Home Loan Banks,
                       Trust 1997-7, Class 7-SA,
                         4/18/15 - 8/18/15 ............   1,209,059
                     Federal Home Loan Mortgage
                       Corporation,
             5,706     Series 1440, Class 1440-PK,
                         8/15/18, (I/0) ...............     545,463
            11,963     Series 1472, Class 1472-SD,
                         2/15/05, (I/O) ...............     431,273
             2,442     Series 1790C, Class 1790C-K,
                         5/15/23, (P/O) ...............   1,573,316
                     Federal National Mortgage Association,
               153     Trust 18, Class 2, 2/01/17, (I/O)     37,224
             2,712     Trust 19, Class 1, 6/01/17, (P/O)  2,182,771

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
             Principal
  Rating*     Amount                                     Value
(unaudited)   (000)       Description                   (Note 1)
--------------------------------------------------------------------------------

                     STRIPPED MORTGAGE-BACKED
                     SECURITIES--(CONT'D)
                     Federal National
                       Mortgage Association,
             $ 387     Trust 225, Class 1,
                          2/01/23, (P/O) ..............   $ 311,089
             1,019     Trust 1991-29, Class 29-J,
                          4/25/21, (I/0) ..............     345,984
               168     Trust 1991-79, Class 79-B,
                         7/25/98, (P/O) ...............     163,165
               846     Trust 1991-121, Class 121-B,
                         9/25/98, (P/O) ...............     819,077
             3,517     Trust 1992-23, Class 23-D,
                          2/25/21, (P/O) ..............   2,538,338
             2,890     Trust 1992-G56, Class G56-B,
                         7/25/20, (P/O) ...............   2,728,859
             9,167     Trust 1992-140, Class 140-HD,
                          11/25/06, (P/O) .............   7,594,400
             4,596     Trust 1993-25, Class 25-CA,
                         1/25/17, (I/O) ...............     363,570
             3,136     Trust 1993-G28, Class G28-B,
                         7/25/22, (P/O) ...............   3,093,239
             2,362     Trust 1993-88, Class 88-C,
                         6/25/00, (P/O) ...............   2,071,285
            13,550     Trust 1993-128, Class 128-B,
                         7/25/23, (P/O) ...............  12,932,269
            12,103     Trust 1993-152, Class 152-C,
                         6/25/22, (P/O) ...............  11,806,841
            11,552     Trust 1993-172, Class 172-S,
                          9/25/00, (I/O) ..............     444,037
             1,647     Trust 1993-224, Class 224-SB,
                         12/25/00, (I/O) ..............   1,415,203
             5,151     Trust 1993-225, Class 225-MB,
                         12/25/22, (P/O) ..............   4,855,116
             2,200     Trust 1994-008, Class 8-C,
                          11/25/23, (P/O) .............   2,012,208
               206     Trust 1994-9, Class 9-G,
                          11/25/23, (P/O) .............     197,193
            12,574   Prudential Securities, Collateralized
                       Mortgage Obligation,
                       Series 16, Class 16-P,
                         10/25/21, (I/O) ..............   2,587,675
                                                        -----------
                                                         63,256,019
                                                        -----------
                     U.S GOVERNMENT SECURITIES--8.7%
            12,500   U.S. Treasury Notes,
                       6.125%, 8/15/07 ................  12,845,750
            68,000+  U.S. Treasury Bonds,
                       6.125%, 11/15/27 ...............  69,880,880
                                                        -----------
                                                         82,726,630
                                                        -----------
                     TAXABLE ZERO COUPON BONDS--79.6%
             2,185   Agency STRIPS, Series 1, relating to
                       Federal National Mortgage
                       Association 8.95% Debentures,
                       Series SM-2018-A, 8/12/00 ......   1,873,856
            50,000   AIM Prime Portfolio, Money Market
                       Principal Strip,
                       12/01/00 .......................  42,487,000
            10,407   Federal Home Loan Mortgage
                       Corporation, Debenture,
                       5/15/00 ........................   9,054,714
             6,250   Federal Judiciary Office Building,
                       8/15/00 ........................   5,350,563
            16,620   Federal National Mortgage
                       Association, 8/01/00 - 8/12/00 .  14,288,362
           137,585   Financing Corporation (FICO Strips),
                       2/08/00 - 12/27/00 ............. 118,660,449
            50,000   Goldman Sachs, Money Market
                       Principal Strip, 12/01/00 ......  42,463,550
               333      Government and Agency Term
                       Obligation Receipt, 11/15/00 ...     279,017
               356   Physical Treasury Coupons,
                       8/15/00 ........................     306,193
            40,000   Tennessee Valley Authority,
                       11/01/00 .......................  33,683,200
             1,862   U.S. Treasury CUBES,
                       11/15/00 .......................   1,577,747
           565,012+  U.S. Treasury Strips,
                       5/15/00-11/15/00 ............... 481,055,213
                                                        -----------
                                                        751,079,864
                                                        -----------
                     TAXABLE MUNICIPAL BONDS--4.1%
                     New York City, Gen. Oblig.,
Baa1        11,565     Zero Coupon, 3/15/98 - 3/15/00 .  10,108,110
Baa1        10,000     7.10%, 4/15/00 .................  10,165,700
AAA          2,606   Long Beach California,
                       Pension Obligation,
                       Zero Coupon, 3/01/98 - 9/01/00 .   2,242,587
Baa1         1,200   New York St. Enviromental Facilities,
                       6.49%, 9/15/00 (Series A) ......   1,208,952
AAA          6,965   Massachusetts State Housing
                       Finance
                       Authority, Series 1991-A, F.H.A.,
                       6.85%, 4/01/21 .................   7,152,184
Baa1         5,000   New York St. Dorm. Auth. Rev.,
                       Taxable Pension Obligation,
                       6.63%, 10/01/00 ................   5,067,700
Baa1         3,120   New York St. Housing Finance
                       Service Contract, Series B,
                       7.03%, 9/15/01 .................   3,188,422
                                                        -----------
                                                         39,133,655
                                                        -----------
                     COLLATERALIZED MORTGAGE OBLIGATION
                     RESIDUALS***--0.1 %
AAA              5   American Housing Trust V,
                       Senior-Mortgage Pass-Through
                       Certificates, Series A, Class R,
                       4/25/21, (REMIC)** .............         502
AAA              1   M.D.C. Asset Investors, Trust Vl,
                       Collateralized Mortgage
                       Obligations,
                       11/01/17, (REMIC)** ............     182,482


                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
             Principal
  Rating*     Amount                                     Value
(unaudited)   (000)       Description                   (Note 1)
--------------------------------------------------------------------------------

                     COLLATERALIZED MORTGAGE OBLIGATION
                     RESIDUALS***--(CONT'D)
AAA           $ 57   PaineWebber, CMO Trust, Series N7,
                       Collateralized Mortgage Obligation,
                       1/01/19, (REMIC)** .............$    255,217
                                                       ------------
                                                            438,201
                                                       ------------
                     TotalLong-TermInvestments
                       (cost $1,298,949,902)          1,318,486,102
                                                      -------------


          CONTRACTS #
          ----------
                     SHORT-TERM INVESTMENTS--0.1%
                     PUT OPTIONS PURCHASED
           140,000   Eurodollar Future
                       expires 3/19/98 ................      39,200

           NOTIONAL
            AMOUNT
             (000)
            -------
           100,000   Interest Rate Swap,
                       6.50% over 3 monthLIBOR
                       expires 6/15/98 ................     988,300
                                                       ------------

                     Total Short-Term Investments
                       (costs $3,359,063) .............   1,027,500
                                                       ------------
                     Total investments before
                     outstanding call options
                     written and investments sold
                       short-139.8%
                       (cost $1,302,308,965) ..........1,319,513,602
                                                       -------------

                     CALL OPTIONS WRITTEN--(0.1%)
                     Interest Rate Swap,
                       3 month LIBOR over 5.25%
           150,000     expires 12/1/98 ................    (546,900)
                       3 month LIBOR over 5.60%
           250,000     expires 6/16/98 ................    (650,000)
                                                       ------------
                       Total call options written
                         (premium received $1,437,500).   1,196,900)
                                                       ------------

                     INVESTMENTS SOLD SHORT--(10.0%)
                     United States Treasury Bonds,
           $38,000     6.375%, 8/15/27 ................$(40,078,220)
            50,000     6.625%, 2/15/27 ................ (54,281,000)
                                                       ------------
                       (Proceeds $89,915,001) ......... (94,359,220)
                                                       ------------
                     Total investments, net of outstanding
                     call options written and investments
                     sold short--129.7%
                     (cost $1,210,956,464) .......... 1,223,957,482
                     Other liabilities in excess of
                       other assets--(29.7%) ........  (280,113,220)
                                                       ------------
                     NET ASSETS--100% ...............  $943,844,262
                                                       ============
-----------------

  * Using the higher of Standard & Poor's or Moody's rating.

 ** Private placements restricted as to resale.

*** Illiquid securities, representing .03% of portfolio assets.

  # One contract equals 100,000 face value.


  + $374,778,371 principal amount pledged as collateral for reverse repurchase agreements.

  @ $9,531,183 principal amount pledged as collateral for futures transactions.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
    ARM  -- Adjustable Rate Mortgage.
    CMO  -- Collateralized Mortgage Obligation.
    I    -- Denotes a CMO with  Interest only  characteristics.
    P    -- Denotes a CMO with Principal only  characteristics.
    I/O  -- Interest Only
    P/O  -- Principal Only
    REMIC-- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $1,302,308,965) (Note 1) ..........................       $1,319,513,602
Cash ......................................................              137,211
Deposits with brokers as collateral for investments
  sold short (Note 1) .....................................           96,554,950
Interest receivable .......................................            4,803,664
Receivable for investments sold ...........................            6,072,317
Due from broker--variation margin .........................              181,090
                                                                  --------------
                                                                   1,427,262,834
                                                                  --------------

LIABILITIES
Reverse repurchase agreements (Note 4) ....................          371,015,283
Investments sold short, at value
  (proceeds $89,915,001) (Note 1) .........................           94,359,220
Payable for investments purchased .........................            7,252,414
Dividends payable .........................................            4,275,841
Interest payable ..........................................            3,933,642
Swap options written, at value
  (premium received $1,437,500) (Note 1) ..................            1,196,900
Advisory fee payable (Note 2) .............................              365,215
Accrued excise tax ........................................              320,000
Administration fee payable (Note 2) .......................               73,444
Unrealized depreciation on interest rate swaps
  (Note 1 & 3) ............................................               52,298
Other accrued expenses ....................................              574,315
                                                                  --------------
                                                                     483,418,572
                                                                  --------------
NET ASSETS ................................................       $  943,844,262
                                                                  ==============
Net assets were comprised of:
  Common stock, at par (Note 5) ...........................       $      954,606
  Paid-in capital in excess of par ........................          892,448,946
                                                                  --------------
                                                                     893,403,552
  Undistributed net investment income .....................           33,019,064
  Accumulated net realized gains ..........................            4,329,335
  Net unrealized appreciation .............................           13,092,311
                                                                  --------------
  Net assets, December 31, 1997 ...........................       $  943,844,262
                                                                  ==============
Net asset value per share:
  ($943,844,262/ 95,460,639 shares of
  common stock issued and outstanding) ....................       $         9.89
                                                                  ==============


-------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (including net accretion of discount
    of $46,498,950 and net of interest expense
    of $25,796,908) ..........................................     $ 67,513,647
                                                                   ------------
Operating expenses
  Investment advisory ........................................        4,203,584
  Administration .............................................          853,504
  Reports to shareholders ....................................          400,000
  Transfer agent .............................................          250,000
  Custodian ..................................................          200,000
  Directors ..................................................           74,000
  Audit ......................................................           70,000
  Legal ......................................................           60,000
  Miscellaneous ..............................................          272,937
                                                                   ------------
    Total operating expenses .................................        6,384,025
                                                                   ------------
Net investment income before excise tax ......................       61,129,622
  Excise Tax .................................................          320,000
                                                                   ------------
Net investment income ........................................       60,809,622
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................................        6,694,749
  Options written ............................................          257,312
  Futures ....................................................       (8,873,678)
  Short sales ................................................        1,322,110
                                                                   ------------
                                                                       (599,507)
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................        5,229,149
  Options written ............................................          240,600
  Interest Rate Swaps ........................................          (52,298)
  Futures ....................................................          (88,159)
  Short Sales ................................................       (4,444,220)
                                                                   ------------
                                                                        885,072
                                                                   ------------
  Net gain on investments ....................................          285,565
                                                                   ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ....................................     $ 61,095,187
                                                                   ============

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:

  Interest received ..............................   $    47,067,950
  Operating expenses paid ........................        (6,907,602)
  Interest expense paid ..........................       (23,437,763)
  Proceeds from disposition of short-term
    portfolio investments, net ...................        17,573,580
  Purchase of long-term portfolio investments ....    (2,196,147,800
  Proceeds from disposition of long-term
    portfolio investments ........................     2,222,219,462
  Variation margin on futures ....................        (8,575,897)
                                                     ---------------
  Net cash flows provided by operating
   activities ....................................        51,791,930
                                                     ---------------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ......         2,465,533
  Cash dividends paid ............................       (54,888,961)
                                                     ---------------
  Net cash flows used for financing activities ...       (52,423,428)
                                                     ---------------
  Net decrease in cash ...........................          (631,498)
Cash at beginning of year ........................           768,709
                                                     ---------------
Cash at end of year ..............................   $       137,211
                                                     ===============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .....................................   $    61,095,187
                                                      --------------
Increase in investments ..........................       (12,138,814)
Net realized loss ................................           599,507
Increase in unrealized appreciation ..............          (885,072)
Increase in receivable for investments sold ......        (6,038,045)
Decrease in interest receivable ..................           256,345
Increase in depreciation of interest rate swap ...            52,298
Decrease in receivable for variation margin ......           441,372
Increase in payable for investments purchased ....         7,252,414
Increase in payable for investments sold short ...        94,359,220
Increase in deposit with brokers for
  investments sold short .........................       (96,554,950)
Increase in options written ......................         1,196,900
Increase in interest payable .....................         2,359,145
Decrease in accrued expenses and other liabilities          (203,577)
                                                      --------------
  Total adjustments ..............................        (9,303,257)
                                                      --------------
Net cash flows provided by operating activities ..    $   51,791,930
                                                      ==============

-------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
-------------------------------------------------------------------------------

                                          YEAR ENDED DECEMBER 31,
                                          ----------------------
                                           1997           1996
                                           ----           ----

INCREASE (DECREASE) IN
NET ASSETS

Operations:
  Net investment income .........   $  60,809,622    $  64,533,834

  Net realized gain (loss) on
    investments, options written,
    futures and short sales .....        (599,507)       7,081,840

  Net change in unrealized
    appreciation on
    investments, options written,
    interest rate swaps,
    futures and short sales .....         885,072      (36,308,653)
                                    -------------    -------------

  Net increase in net assets
    resulting from operations ...      61,095,187       35,307,021

  Dividends from net
    investment income ...........     (54,590,615)     (54,888,918)
                                    -------------    -------------

  Total increase (decrease) .....       6,504,572      (19,581,897)

NET ASSETS
Beginning of year ...............     937,339,690      956,921,587
                                    -------------    -------------
End of year .....................   $ 943,844,262    $ 937,339,690
                                    =============    =============


                     See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------




                                                                           YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              1997          1996            1995            1994        1993
                                                             ------        ------          ------          ------      ------
Net asset value, beginning of year .....................   $  9.82      $  10.02        $   9.01          $  10.40      $    10.28
                                                           -------      --------        --------          --------      ----------
   Net investment income (net of interest expense of
    $.27, $.28, $.36, $.21 and $.10, respectively) .....       .64           .68             .72               .63             .81
  Net realized and unrealized gain (loss) on investments        --          (.31)            .99             (1.30)            .04
                                                           -------      --------        --------          --------      ----------
Net increase (decrease) from investment operations .....       .64           .37            1.71              (.67)            .85
                                                           -------      --------        --------          --------      ----------
Dividends from net investment income ...................      (.57)         (.57)           (.70)             (.72)           (.73)
                                                           -------      --------        --------          --------      ----------
Net asset value, end of year* ..........................   $  9.89      $   9.82        $  10.02          $   9.01      $    10.40
                                                           =======      ========        ========          ========      ==========
Market value, end of year* .............................   $  9.31      $  8.875        $   8.75          $  8.125      $    10.00
                                                           =======      ========        ========          ========      ==========
TOTAL INVESTMENT RETURN+ ...............................    11.64%         7.94%          16.34%           (11.98%)          7.36%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ....................................     0.68%         0.73%           0.75%             0.75%           0.73%
Net investment income ..................................     6.49%         6.89%           7.57%             6.62%           7.62%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ......................  $937,236      $936,823        $918,344          $909,105      $1,011,691
Portfolio turnover .....................................      161%           95%            118%               84%             41%
Net assets, end of year (in thousands) .................  $943,844      $937,340        $956,922          $859,825      $  992,627
Reverse repurchase agreements outstanding,
  end of year (in thousands) ...........................  $371,015      $368,550        $428,825          $422,578      $  270,800
Asset coverage++ .......................................  $  3,544      $  3,543        $  3,231          $  3,035      $    4,666


-----------------
   * NAV and market value are published in THE WALL STREET JOURNAL each Monday.

   # The ratios of operating expenses, including interest expense, to average net assets were 3.43%, 3.57%, 4.53%, 2.89% and 1.63% for the years indicated above, respectively. The ratios of operating expenses including interest expense and excise tax, if applicable, to average net assets were 3.47%, 3.64%, 4.54%, 2.89% and 1.63% for the years indicated above, respectively.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

  ++ Per $1,000 of reverse repurchase agreement outstanding.

     The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The BlackRock Target Term Trust Inc. (the "Trust"), a Mary- land corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial offering price per share) to investors on or shortly before December 31, 2000 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities observed in the market and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any premiums received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market"to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non- performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $320,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the first $500 million of the Trust's average weekly net assets and 0.08% of any excess.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities,  other than short-term investments
and  dollar   rolls,   for  the  year  ended   December   31,  1997   aggregated
$2,203,400,214, and $2,152,003,196, respectively.

     The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1997, the Trust held 0.94% of its portfolio assets in securities restricted as to resale including 0.03% of its portfolio assets in illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

   The federal income tax basis of the Trust's investments at December 31, 1997 was substantially the same as the basis for financial reporting and accordingly, net unrealized appreciation for federal income tax purposes was $17,204,637 (gross unrealized appreciation-$24,216,723; gross unrealized depreciation $7,012,086).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1997 of approximately $3,290,000 of which approximately $552,000 will expire in 2003 and approximately $2,738,000 will expire in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   During the year ended December 31, 1997, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1997 are as follows:

                                    VALUE AT       VALUE AT
NUMBER OF             EXPIRATION     TRADE        DECEMBER 31,    UNREALIZED
CONTRACTS    TYPE       DATE          DATE           1997       APPRECIATION
-----------------------------------------------------------------------------
Long Positions:
 305   30 yr. T-Bond   Mar. 1998   $36,599,378    $36,742,969     $143,591

   Details of open interest rate swaps at December 31, 1997 are as follows:



NOTIONAL                                                         UNREALIZED
 AMOUNT                  FIXED       FLOATING      TERMINATION  APPRECIATION/
  (000)      TYPE        RATE          RATE          DATE      (DEPRECIATION)
-----------------------------------------------------------------------------
$363,750 Forward Rate  6.365%      3 month LIBOR   7/27/00        $2,097,812
 250,000 Forward Rate  6.421%      3 month LIBOR   7/27/01        (2,150,110)
                                                                   ---------
                                                                   $ (52,298)
                                                                   =========

  Details of open swap option ("swaption") agreements at December 31, 1997 are as follows:

NOTIONAL                                                            UNREALIZED
AMOUNT             FIXED    FLOATING       TERMINATION  COST/      APPRECIATION/
(000)      TYPE    RATE       RATE            DATE    (PREMIUM)   (DEPRECIATION)
-------------------------------------------------------------------------------
Written:
$(150,000) Call    5.25%    3  month LIBOR  12/03/98  $(487,500)    $(59,400)
 (250,000) Call    5.60%    3  month LIBOR   6/18/98   (950,000)     300,000

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1997 was approximately $414,771,112 at a weighted average interest rate of approximately 5.99%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1997 was $460,128,938 as of April 30, 1997, which was 33% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust had no outstanding dollar rolls during the year ended December 31, 1997.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 95,460,639 shares outstanding at December 31, 1997, the Adviser owned 10,639 shares.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Target Term Trust Inc., including the portfolio of investments, as of December 31, 1997, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Target Term Trust Inc. as of December 31, 1997, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP

New York, New York
February 13, 1998

-------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                                 TAX INFORMATION
-------------------------------------------------------------------------------
      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1997.

      During the fiscal year ended December 31, 1997, the Trust paid aggregate dividends of $0.57188 per share from net investment income, which are taxable as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1998.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

-------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
-------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2000 while providing high monthly income.


WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $55 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.


WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2000. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

-------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES  (ARMS):

Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.


ASSET-BACKED SECURITIES:

Securities backed by various types of receivables such as automobile and credit card receivables.


CLOSED-END FUND:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.


COLLATERALIZED  MORTGAGE  OBLIGATIONS (CMOS):

Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.


DISCOUNT:

When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.


DIVIDEND:

This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.


DIVIDEND REINVESTMENT:

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.


FHA:

Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.


FHLMC:

Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.


FNMA:

Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known asFannie Mae.


GNMA:

Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.


GOVERNMENT SECURITIES:

Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE  MORTGAGES:

Mortgage instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY SECURITIES (I/O):

Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

MARKET  PRICE:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:

A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:

Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:

Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):

Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECCURITIES P/O):

Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

PROJECT LOANS:

Mortgages for multi-family, low- to middle-income housing.

PREMIUM:

When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:

A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:

Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE AGREEMENTS:

In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED SECURITIES:

Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
------------------------------------------------------------------------------------------------------

                                                                         STOCK              MATURITY
PERPETUAL TRUSTS                                                         SYMBOL               DATE
                                                                         ------             --------
The BlackRock Income Trust Inc. .......................................    BKT                N/A
The BlackRock North American Government Income Trust Inc. .............    BNA                N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. ....................................    BBT                12/98
The BlackRock 1999 Term Trust Inc. ....................................    BNN                12/99
The BlackRock Target Term Trust Inc. ..................................    BTT                12/00
The BlackRock 2001 Term Trust Inc. ....................................    BLK                06/01
The BlackRock Strategic Term Trust Inc. ...............................    BGT                12/02
The BlackRock Investment Quality Term Trust Inc. ......................    BQT                12/04
The BlackRock Advantage Term Trust Inc. ...............................    BAT                12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. .............    BCT                12/09


TAX-EXEMPT TRUSTS
-----------------------------------------------------------------------------------------------------

                                                                         STOCK              MATURITY
PERPETUAL TRUSTS                                                         SYMBOL               DATE
                                                                         ------             --------
The BlackRock Investment Quality Municipal Trust Inc. .................    BKN                N/A
The BlackRock California Investment Quality Municipal Trust Inc. ......    RAA                N/A
The BlackRock Florida Investment Quality Municipal Trust ..............    RFA                N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. ......    RNJ                N/A
The BlackRock New York Investment Quality Municipal Trust Inc. ........    RNY                N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. ........................    BMN                12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ..................    BRM                12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc. .......    BFC                12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ...............    BRF                12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. .........    BLN                12/08
The BlackRock Insured Municipal Term Trust Inc. .......................    BMT                12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

=========
BLACKROCK
=========

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.




                      THE BLACKROCK TARGET TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


 [LOGO] Printed on recycled paper                                    092476-10-0






THE BLACKROCK
TARGET
TERM TRUST INC.
================
ANNUAL REPORT
DECEMBER 31, 1997